INCOME TAXES	9 Months Ended
Sep. 30, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The effective tax rates for the three months ended September 30, 2019 and 2018 were (303.8)% and 37.3%, respectively. The effective tax rates for the nine months ended September 30, 2019 and 2018 were (24.6)% and 28.4%, respectively.
As in prior periods, the Company continued to evaluate the realizability of its Italian deferred tax assets. In accordance with applicable guidance, the Company assessed and weighed all positive and negative evidence including, but not limited to, historic pre-tax results, forecast pre-tax results for the current and five succeeding years in accordance with its updated current year forecast and the public announcement, on September 3, 2019, of its strategic business plan, including the Company’s plan to spin-off its on-highway operations into a separate, publicly-traded legal entity. Following this analysis, the Company concluded it was more likely than not that a substantial portion of the Company’s Italian deferred tax assets will be realized. Accordingly, we released a significant portion of the valuation allowance previously recorded against the net Italian deferred tax assets, which resulted in a discrete tax benefit of $539 million that caused distorted effective tax rates for the three- and nine-month periods ended September 30, 2019.
The Company is subject to income taxes and, therefore, routinely encounters income tax audits in many jurisdictions around the world. As various ongoing audits in multiple income tax jurisdictions are brought to conclusion during the next twelve months, it is possible the Company’s amount of unrecognized tax benefits will change during the next twelve months. We do not, however, anticipate that those changes will have a material impact on the Company’s results of operations, balance sheet, or cash flows.